Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Second Quarter Operating Earnings up 31%,

Net Income up 14%

Stamford, CT – August 6, 2015 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $19.2 million, or $1.30 per diluted share, for the three months ended June 30, 2015 compared to $16.9 million, or $1.17 per diluted share, for the comparable period in 2014. Operating earnings were $19.7 million, or $1.34 per diluted share, for the three months ended June 30, 2015 compared to $15.0 million, or $1.04 per diluted share, for the comparable period in 2014.

For the six months ended June 30, 2015, the Company reported net income of $45.1 million, or $3.06 per diluted share compared to $44.8 million, or $3.11 per diluted share, for the comparable period in 2014. 2014 results included a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Syndicate, which was equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity. Excluding this gain, the six months ended June 30, 2014 net income per diluted share would have been $2.66. Operating earnings were $40.6 million, or $2.76 per diluted share, for the six months ended June 30, 2015 compared to $35.9 million, or $2.49 per diluted share, for the comparable period in 2014. The one-time foreign exchange gain discussed above had no impact on operating earnings.

Gross written premiums and net written premiums for the three months ended June 30, 2015 were $379.5 million and $258.2 million, respectively, an increase of 8.8% and 11.4% from the comparable period in 2014.

Gross written premiums and net written premiums for the six months ended June 30, 2015 were $775.9 million and $547.2 million, respectively, each an increase of 0.6% from the comparable period in 2014.

The combined ratio for the three and six months ended June 30, 2015 was 93.4% and 92.8%, respectively, compared to 95.3% and 93.8% for the comparable periods in 2014.

Stan Galanski, President and Chief Executive Officer commented, “We are pleased to report another quarter of solid performance. We generated profitable underwriting results in each of our three underwriting segments, specifically with strong profit contribution from our US and International Marine units and overall Global Re. Despite challenging competitive conditions in a number of specialty niches, most notably the first-party energy product lines, we achieved double digit net premium growth, led by strong growth in our U.S. Primary and Excess Casualty units.”

Stockholders’ equity was $1,053.6 million, or $73.18 per share, as of June 30, 2015 compared to $1,027.2 million, or $71.93 per share, as of December 31, 2014.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

August 6, 2015

Net investment income for the three and six months ended June 30, 2015 was $16.6 million and $32.8 million, respectively, an increase of 6.1% and 1.8% from the comparable periods in 2014. The annualized pre-tax investment yield, excluding net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.4% for the three and six months ended June 30, 2015, compared to 2.5% and 2.6%, respectively for the comparable periods in 2014.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.8 years as of June 30, 2015. As of June 30, 2015, net unrealized gains within our investment portfolio were $38.0 million, a decrease of $33.4 million compared to December 31, 2014.

There were $3.9 million of net realized gains recognized in earnings for the three months ended June 30, 2015, compared to $4.5 million for the same period in 2014. For the six months ended June 30, there were $9.5 million of net realized gains, compared to $5.3 million for the same period in 2014.

Other income (loss) for the three months ended June 30, 2015 was ($4.4 million), compared to ($1.7 million) for the same period in 2014, each primarily consisting of a net foreign exchange loss. For the six months ended June 30, 2015 other income (loss) was ($2.1 million), primarily consisting of net foreign exchange, compared to $8.7 million in the same period in 2014; largely impacted by a one-time foreign exchange gain in the first quarter of 2014.

The Company will hold a conference call on Friday, August 7, 2015 starting at 8:30 a.m. ET to discuss the 2015 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888-240-9373) and the international dial-in is (913) 312-0956. Participants may connect to the webcast at:

http://edge.media-server.com/m/p/3h9rmgcb

Net operating earnings, or net income excluding after-tax net realized gains (losses), after-tax net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

News Release

August 6, 2015

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2015	2014	Change	2015	2014	Change
Results of Operations
Gross written premiums	$379,471	$348,795	8.8%	$775,931	$771,585	0.6%
Net written premiums	258,244	231,864	11.4%	547,202	543,714	0.6%
Revenues:
Net earned premiums	242,328	231,084	4.9%	478,460	456,356	4.8%
Net investment income	16,595	15,648	6.1%	32,848	32,258	1.8%
Net realized gains (losses):
Total other-than-temporary impairment losses	(423)	—	NM	(423)	—	NM
Portion of loss recognized in other comprehensive income (before tax)	—	—	NM	—	—	NM

Net other-than-temporary impairment losses recognized in earnings	(423)	—	NM	(423)	—	NM
Other realized gains (losses)	4,339	4,473	-3.0%	9,935	5,306	87.2%

Net realized gains (losses)	3,916	4,473	-12.5%	9,512	5,306	79.3%
Other income (loss)	(4,362)	(1,665)	NM	(2,120)	8,734	-124.3%

Total revenues	258,477	249,540	3.6%	518,700	502,654	3.2%

Expenses:
Net losses and loss adjustment expenses	141,973	140,220	1.3%	272,171	275,287	-1.1%
Commission expenses	31,480	32,150	-2.1%	64,385	57,877	11.2%
Other operating expenses	52,789	47,992	10.0%	107,698	95,138	13.2%
Interest expense	3,856	4,319	-10.7%	7,711	8,171	-5.6%

Total expenses	230,098	224,681	2.4%	451,965	436,473	3.5%

Income before income taxes	28,379	24,859	14.2%	66,735	66,181	0.8%
Income tax expense (benefit)	9,195	7,998	15.0%	21,622	21,352	1.3%

Net income (loss)	$19,184	$16,861	13.8%	$45,113	$44,829	0.6%

Per Share Data
Net income per common share:
Basic	$1.33	$1.18	12.7%	$3.14	$3.15	-0.3%
Diluted	$1.30	$1.17	11.1%	$3.06	$3.11	-1.6%
Average common shares outstanding:
Basic	14,396,048	14,259,753		14,370,123	14,246,701
Diluted	14,763,002	14,377,476		14,726,282	14,401,740
Underwriting Ratios
Loss Ratio	58.6%	60.7%		56.9%	60.3%
Expense Ratio	34.8%	34.6%		35.9%	33.5%

Combined Ratio	93.4%	95.3%		92.8%	93.8%

	Jun. 30,	Mar. 31,		Jun. 30,	Dec. 31,
Balance Sheet Data	2015	2015		2015	2014

Stockholders’ equity	$1,053,629	$1,053,603	0.0%	$1,053,629	$1,027,224	2.6%
Book value per share	$73.18	$73.21	0.0%	$73.18	$71.93	1.7%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands, except share data)

	June 30,	December 31,
	2015	2014
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015, $2,291,137; 2014, $2,323,959)	$2,313,937	$2,365,934
Equity securities, available-for-sale, at fair value (cost: 2015, $179,917; 2014, $154,843)	195,078	184,295
Short-term investments, at fair value (amortized cost: 2015: $201,688; 2014: $179,527)	201,748	179,506
Cash	89,250	90,751

Total investments and cash	2,800,013	2,820,486

Premiums receivable	407,122	342,479
Prepaid reinsurance premiums	260,010	237,851
Reinsurance recoverable on paid losses	124,439	51,347
Reinsurance recoverable on unpaid losses and loss adjustment expenses	780,297	851,498
Deferred policy acquisition costs	84,905	79,452
Accrued investment income	14,573	14,791
Goodwill and other intangible assets	6,947	7,013
Current income tax receivable, net	16,109	14,549
Deferred income tax, net	7,658	—
Other assets	39,159	44,710

Total assets	$4,541,232	$4,464,176

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,131,157	$2,159,634
Unearned premiums	857,068	766,167
Reinsurance balances payable	155,423	152,774
Senior notes	263,509	263,440
Deferred income tax, net	—	1,467
Accounts payable and other liabilities	80,446	93,470

Total liabilities	3,487,603	3,436,952

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	$—	$—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,908,734 shares for 2015 and 17,792,846 shares for 2014	1,791	1,778
Additional paid-in capital	350,151	347,022
Treasury stock, at cost (3,511,380 shares for 2015 and 2014)	(155,801)	(155,801)
Retained earnings	832,779	787,666
Accumulated other comprehensive income	24,709	46,559

Total stockholders’ equity	1,053,629	1,027,224

Total liabilities and stockholders’ equity	$4,541,232	$4,464,176

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

($ in thousands)

	Three Months Ended June 30, 2015
	U.S.	International	Global
	Insurance	Insurance	Reinsurance	Corporate (1)	Total
Gross written premiums	$239,987	$108,790	$30,694	$—	$379,471
Ceded written premiums	(78,882)	(41,621)	(724)	—	(121,227)
Net written premiums	161,105	67,169	29,970	—	258,244
Net earned premiums	137,304	63,186	41,838	—	242,328
Net losses and loss adjustment expenses	(84,155)	(32,363)	(25,455)	—	(141,973)
Commission expenses	(12,275)	(11,298)	(8,039)	132	(31,480)
Other operating expenses	(31,374)	(17,366)	(4,049)	—	(52,789)
Other underwriting income (expenses)	121	—	36	(132)	25

Underwriting profit (loss)	$9,621	$2,159	$4,331	$—	$16,111
Net investment income				16,595	16,595
Net realized gains (losses)				3,916	3,916
Interest expense				(3,856)	(3,856)
Other income (expense)				(4,387)	(4,387)

Income before income taxes	$9,621	$2,159	$4,331	$12,268	$28,379
Income tax (expense) benefit				(9,195)	(9,195)

Net income (loss)					$19,184

Losses and loss adjustment expenses ratio	61.3%	51.2%	60.8%		58.6%
Commission expense ratio	8.9%	17.9%	19.2%		13.0%
Other operating expense ratio (2)	22.8%	27.5%	9.6%		21.8%

Combined ratio	93.0%	96.6%	89.6%		93.4%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

($ in thousands)

	Three Months Ended June 30, 2014
	U.S.	International	Global
	Insurance	Insurance	Reinsurance	Corporate (1)	Total
Gross written premiums	$206,703	$120,732	$21,360	$—	$348,795
Ceded written premiums	(60,004)	(56,345)	(582)	—	(116,931)
Net written premiums	146,699	64,387	20,778	—	231,864
Net earned premiums	125,254	59,661	46,169	—	231,084
Net losses and loss adjustment expenses	(73,131)	(35,293)	(31,796)	—	(140,220)
Commission expenses	(13,219)	(11,009)	(8,468)	546	(32,150)
Other operating expenses	(28,840)	(15,436)	(3,716)	—	(47,992)
Other underwriting income (expenses)	736	11	34	(546)	235

Underwriting profit (loss)	$10,800	$(2,066)	$2,223	$—	$10,957
Net investment income				15,648	15,648
Net realized gains (losses)				4,473	4,473
Interest expense				(4,319)	(4,319)
Other income (expense)				(1,900)	(1,900)

Income before income taxes	$10,800	$(2,066)	$2,223	$13,902	$24,859
Income tax (expense) benefit				(7,998)	(7,998)

Net income (loss)					$16,861

Losses and loss adjustment expenses ratio	58.4%	59.2%	68.9%		60.7%
Commission expense ratio	10.6%	18.5%	18.3%		13.9%
Other operating expense ratio (2)	22.4%	25.8%	8.0%		20.7%

Combined ratio	91.4%	103.5%	95.2%		95.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

($ in thousands)

	Six Months Ended June 30, 2015
	U.S.	International	Global
	Insurance	Insurance	Reinsurance	Corporate (1)	Total
Gross written premiums	$439,314	$231,217	$105,400	$—	$775,931
Ceded written premiums	(147,612)	(75,877)	(5,240)	—	(228,729)
Net written premiums	291,702	155,340	100,160	—	547,202
Net earned premiums	268,395	128,711	81,354	—	478,460
Net losses and loss adjustment expenses	(161,954)	(62,054)	(48,163)	—	(272,171)
Commission expenses	(26,620)	(22,711)	(15,337)	283	(64,385)
Other operating expenses	(65,062)	(34,375)	(8,261)	—	(107,698)
Other underwriting income (expenses)	317	—	46	(283)	80

Underwriting profit (loss)	$15,076	$9,571	$9,639	$—	$34,286
Net investment income				32,848	32,848
Net realized gains (losses)				9,512	9,512
Interest expense				(7,711)	(7,711)
Other income (expense)				(2,200)	(2,200)

Income before income taxes	$15,076	$9,571	$9,639	$32,449	$66,735
Income tax (expense) benefit				(21,622)	(21,622)

Net income (loss)					$45,113

Losses and loss adjustment expenses ratio	60.3%	48.2%	59.2%		56.9%
Commission expense ratio	9.9%	17.6%	18.9%		13.5%
Other operating expense ratio (2)	24.2%	26.8%	10.1%		22.4%

Combined ratio	94.4%	92.6%	88.2%		92.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

($ in thousands)

	Six Months Ended June 30, 2014
	U.S.	International	Global
	Insurance	Insurance	Reinsurance	Corporate (1)	Total
Gross written premiums	$405,051	$239,924	$126,610	$—	$771,585
Ceded written premiums	(125,070)	(98,927)	(3,874)	—	(227,871)
Net written premiums	279,981	140,997	122,736	—	543,714
Net earned premiums	240,444	121,715	94,197	—	456,356
Net losses and loss adjustment expenses	(146,095)	(66,513)	(62,679)	—	(275,287)
Commission expenses	(22,728)	(19,864)	(16,340)	1,055	(57,877)
Other operating expenses	(56,833)	(30,495)	(7,810)	—	(95,138)
Other underwriting income (expenses)	1,249	17	179	(1,055)	390

Underwriting profit (loss)	$16,037	$4,860	$7,547	$—	$28,444
Net investment income				32,258	32,258
Net realized gains (losses)				5,306	5,306
Interest expense				(8,171)	(8,171)
Other income (expense)				8,344	8,344

Income before income taxes	$16,037	$4,860	$7,547	$37,737	$66,181
Income tax (expense) benefit				(21,352)	(21,352)

Net income (loss)					$44,829

Losses and loss adjustment expenses ratio	60.8%	54.6%	66.5%		60.3%
Commission expense ratio	9.5%	16.3%	17.3%		12.7%
Other operating expense ratio (2)	23.0%	25.1%	8.2%		20.8%

Combined ratio	93.3%	96.0%	92.0%		93.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

($ in thousands)

	U.S. Insurance
	Three months ended June 30, 2015				Three months ended June 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$41,803	$170,216	$27,968	$239,987	$42,548	$137,137	$27,018	$206,703	16.1%
Ceded written premiums	(15,026)	(49,305)	(14,551)	(78,882)	(11,587)	(40,452)	(7,965)	(60,004)	31.5%
Net written premiums	26,777	120,911	13,417	161,105	30,961	96,685	19,053	146,699	9.8%
Net earned premiums	25,977	96,440	14,887	137,304	26,727	76,585	21,942	125,254	9.6%
Net losses and LAE	(11,415)	(67,809)	(4,931)	(84,155)	(10,609)	(52,619)	(9,903)	(73,131)	15.1%
Commission expenses	(2,429)	(8,751)	(1,095)	(12,275)	(4,101)	(6,095)	(3,023)	(13,219)	-7.1%
Other operating expenses	(6,402)	(19,661)	(5,311)	(31,374)	(5,944)	(17,675)	(5,221)	(28,840)	8.8%
Other underwriting income (expenses)	24	97	—	121	320	374	42	736	-83.6%

Underwriting profit (loss)	$5,755	$316	$3,550	$9,621	$6,393	$570	$3,837	$10,800	-10.9%
Losses and LAE ratio	43.9%	70.3%	33.1%	61.3%	39.7%	68.7%	45.1%	58.4%
Commission expense ratio	9.4%	9.1%	7.4%	8.9%	15.3%	8.0%	13.8%	10.6%
Other operating expense ratio (1)	24.5%	20.3%	35.7%	22.8%	21.1%	22.6%	23.6%	22.4%

Combined ratio	77.8%	99.7%	76.2%	93.0%	76.1%	99.3%	82.5%	91.4%

(1)	The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Three months ended June 30, 2015				Three months ended June 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$41,432	$41,615	$25,743	$108,790	$47,532	$51,305	$21,895	$120,732	-9.9%
Ceded written premiums	(9,126)	(24,513)	(7,982)	(41,621)	(17,033)	(31,284)	(8,028)	(56,345)	-26.1%
Net written premiums	32,306	17,102	17,761	67,169	30,499	20,021	13,867	64,387	4.3%
Net earned premiums	40,132	10,199	12,855	63,186	34,177	16,466	9,018	59,661	5.9%
Net losses and LAE	(21,432)	(4,084)	(6,847)	(32,363)	(22,963)	(9,937)	(2,393)	(35,293)	-8.3%
Commission expenses	(9,495)	(155)	(1,648)	(11,298)	(10,020)	(996)	7	(11,009)	2.6%
Other operating expenses	(6,749)	(6,166)	(4,451)	(17,366)	(6,468)	(5,570)	(3,398)	(15,436)	12.5%
Other underwriting income (expenses)	—	—	—	—	3	5	3	11	NM

Underwriting profit (loss)	$2,456	$(206)	$(91)	$2,159	$(5,271)	$(32)	$3,237	$(2,066)	NM
Losses and LAE ratio	53.4%	40.0%	53.3%	51.2%	67.2%	60.4%	26.5%	59.2%
Commission expense ratio	23.7%	1.5%	12.8%	17.9%	29.4%	6.0%	-0.1%	18.5%
Other operating expense ratio (1)	16.8%	60.5%	34.6%	27.5%	18.9%	33.8%	37.8%	25.8%

Combined ratio	93.9%	102.0%	100.7%	96.6%	115.5%	100.2%	64.2%	103.5%

NM - Percentage change not meaningful

(1)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

($ in thousands)

	U.S. Insurance
	Six months ended June 30, 2015				Six months ended June 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$82,638	$304,362	$52,314	$439,314	$85,573	$262,256	$57,222	$405,051	8.5%
Ceded written premiums	(31,312)	(88,863)	(27,437)	(147,612)	(20,757)	(86,608)	(17,705)	(125,070)	18.0%
Net written premiums	51,326	215,499	24,877	291,702	64,816	175,648	39,517	279,981	4.2%
Net earned premiums	49,901	187,175	31,319	268,395	54,713	141,516	44,215	240,444	11.6%
Net losses and LAE	(21,603)	(125,856)	(14,495)	(161,954)	(25,292)	(96,968)	(23,835)	(146,095)	10.9%
Commission expenses	(6,461)	(17,307)	(2,852)	(26,620)	(6,648)	(10,040)	(6,040)	(22,728)	17.1%
Other operating expenses	(13,375)	(40,720)	(10,967)	(65,062)	(11,633)	(34,988)	(10,212)	(56,833)	14.5%
Other underwriting income (expenses)	175	141	1	317	521	640	88	1,249	-74.6%

Underwriting profit (loss)	$8,637	$3,433	$3,006	$15,076	$11,661	$160	$4,216	$16,037	-6.0%
Losses and LAE ratio	43.3%	67.2%	46.3%	60.3%	46.2%	68.5%	53.9%	60.8%
Commission expense ratio	12.9%	9.2%	9.1%	9.9%	12.2%	7.1%	13.7%	9.5%
Other operating expense ratio (1)	26.5%	21.8%	35.0%	24.2%	20.3%	24.3%	22.9%	23.0%

Combined ratio	82.7%	98.2%	90.4%	94.4%	78.7%	99.9%	90.5%	93.3%

(1)	The Other operating expense ratio includes Other income (expense).

	Int’l Insurance
	Six months ended June 30, 2015				Six months ended June 30, 2014				% Change
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	Total
Gross written premiums	$108,842	$74,565	$47,810	$231,217	$109,514	$93,555	$36,855	$239,924	-3.6%
Ceded written premiums	(19,948)	(40,642)	(15,287)	(75,877)	(29,427)	(55,748)	(13,752)	(98,927)	-23.3%
Net written premiums	88,894	33,923	32,523	155,340	80,087	37,807	23,103	140,997	10.2%
Net earned premiums	77,924	26,233	24,554	128,711	72,221	32,907	16,587	121,715	5.7%
Net losses and LAE	(40,943)	(8,964)	(12,147)	(62,054)	(42,660)	(16,894)	(6,959)	(66,513)	-6.7%
Commission expenses	(18,685)	(1,182)	(2,844)	(22,711)	(20,007)	195	(52)	(19,864)	14.3%
Other operating expenses	(13,444)	(12,150)	(8,781)	(34,375)	(12,883)	(10,850)	(6,762)	(30,495)	12.7%
Other underwriting income (expenses)	—	—	—	—	9	5	3	17	NM

Underwriting profit (loss)	$4,852	$3,937	$782	$9,571	$(3,320)	$5,363	$2,817	$4,860	96.9%
Losses and LAE ratio	52.5%	34.2%	49.5%	48.2%	59.1%	51.3%	42.0%	54.6%
Commission expense ratio	24.0%	4.5%	11.6%	17.6%	27.7%	-0.6%	0.3%	16.3%
Other operating expense ratio (1)	17.3%	46.3%	35.7%	26.8%	17.8%	33.0%	40.7%	25.1%

Combined ratio	93.8%	85.0%	96.8%	92.6%	104.6%	83.7%	83.0%	96.0%

NM - Percentage change not meaningful

(1)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

($ in thousands)

	For the Three Months Ended
	Amounts		Loss Ratio
	June 30,	June 30,	June 30,	June 30,
Net Incurred Loss Activity	2015	2014	2015	2014
US Insurance:
Loss and LAE payments	$56,719	$49,772	41.3%	39.8%
Change in reserves	27,436	23,359	20.0%	18.6%

Net incurred loss and LAE	84,155	73,131	61.3%	58.4%

International Insurance:
Loss and LAE payments	33,891	31,548	53.6%	52.9%
Change in reserves	(1,528)	3,745	-2.4%	6.3%

Net incurred loss and LAE	32,363	35,293	51.2%	59.2%

Global Reinsurance:
Loss and LAE payments	20,037	22,302	47.9%	48.3%
Change in reserves	5,418	9,494	12.9%	20.6%

Net incurred loss and LAE	25,455	31,796	60.8%	68.9%

Total
Loss and LAE payments	110,647	103,622	45.7%	44.9%
Change in reserves	31,326	36,598	12.9%	15.8%

Net incurred loss and LAE	$141,973	$140,220	58.6%	60.7%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	June 30,	June 30,	June 30,	June 30,
Favorable / (Unfavorable) Development	2015	2014	2015	2014
US Insurance	$7,829	$12,582	3.2%	5.4%
International Insurance	(581)	10,373	-0.2%	4.5%
Global Reinsurance	7	(2,440)	0.0%	-1.0%

Total	$7,255	$20,515	3.0%	8.9%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

($ in thousands)

	For the Six Months Ended
	Amounts		Loss Ratio
	June 30,	June 30,	June 30,	June 30,
Net Incurred Loss Activity	2015	2014	2015	2014
US Insurance:
Loss and LAE payments	$119,453	$99,427	44.5%	41.4%
Change in reserves	42,501	46,668	15.8%	19.4%

Net incurred loss and LAE	161,954	146,095	60.3%	60.8%

International Insurance:
Loss and LAE payments	69,428	63,236	53.9%	52.0%
Change in reserves	(7,374)	3,277	-5.7%	2.6%

Net incurred loss and LAE	62,054	66,513	48.2%	54.6%

Global Reinsurance:
Loss and LAE payments	41,249	41,622	50.7%	44.2%
Change in reserves	6,914	21,057	8.5%	22.3%

Net incurred loss and LAE	48,163	62,679	59.2%	66.5%

Total
Loss and LAE payments	230,130	204,285	48.1%	44.7%
Change in reserves	42,041	71,002	8.8%	15.6%

Net incurred loss and LAE	$272,171	$275,287	56.9%	60.3%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves	June 30,	June 30,	June 30,	June 30,
Favorable / (Unfavorable) Development	2015	2014	2015	2014
US Insurance	$14,238	$12,134	3.0%	2.7%
International Insurance	5,610	10,957	1.2%	2.4%
Global Reinsurance	6	(2,538)	0.0%	-0.6%

Total	$19,854	$20,553	4.2%	4.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	As of June 30, 2015
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$70,582	$65,030	$135,612
Property Casualty	154,775	451,665	606,440
Professional Liability	45,573	71,814	117,387

Total US Insurance	270,930	588,509	859,439

International Insurance:
Marine	176,305	66,970	243,275
Property Casualty	36,429	16,507	52,936
Professional Liability	9,817	56,706	66,523

Total International Insurance	222,551	140,183	362,734

Global Reinsurance	26,964	101,723	128,687

Total Net Loss Reserves	$520,445	$830,415	$1,350,860

	As of December 31, 2014
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
US Insurance:
Marine	$74,699	$64,390	$139,089
Property Casualty	144,334	391,643	535,977
Professional Liability	56,501	85,369	141,870

Total US Insurance	275,534	541,402	816,936

International Insurance:
Marine	168,575	75,673	244,248
Property Casualty	41,695	21,391	63,086
Professional Liability	12,466	49,712	62,178

Total International Insurance	222,736	146,776	369,512

Global Reinsurance	31,108	90,580	121,688

Total Net Loss Reserves	$529,378	$778,758	$1,308,136

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2015

As of June 30, 2015, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.8 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

The following table sets forth our cash and investments as of June 30, 2015:

	As of June 30, 2015
	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$295,687	$3,407	$(6,173)	$298,453
States, municipalities and political subdivisions	565,188	12,511	(2,531)	555,208
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	343,916	6,501	(2,100)	339,515
Residential mortgage obligations	32,396	1,010	(102)	31,488
Asset-backed securities	195,512	433	(488)	195,567
Commercial mortgage-backed securities	216,185	4,814	(1,481)	212,852

Subtotal	788,009	12,758	(4,171)	779,422
Corporate bonds	665,053	10,210	(3,211)	658,054

Total fixed maturities	2,313,937	38,886	(16,086)	2,291,137

Equity securities	195,078	18,733	(3,572)	179,917
Short-term investments	201,748	60	—	201,688

Total	$2,710,763	$57,679	$(19,658)	$2,672,742